UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2018 (June 12, 2018)
HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-222275	82-3620361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2018, HighPoint Resources Corporation (the "Company") announced the appointment of Paul W. Geiger, III as the Company's Chief Operating Officer, such appointment to become effective on July 11, 2018. R. Scot Woodall, Chief Executive Officer and President, previously oversaw the Company's operations directly.

Mr. Geiger is 46 years old. Mr. Geiger previously served as Senior Vice President - SWN Advance at Southwestern Energy Company from August 2017 until his resignation on May 1, 2018. He served as Senior Vice President - Corporate Development at Southwestern Energy Company from March 2016 until August 2017, as Senior Vice President - West Virginia Division from December 2014 until March 2016, and as Senior Vice President - Fayetteville Shale Division from April 2014 to December 2014. Prior to his tenure at Southwestern Energy Company, Mr. Geiger worked at Quantum Resources Management, LLC as well as for Quantum's public E&P MLP, QR Energy, LP, from April 2009 until April 2014, serving as Senior Vice President, Eastern Business Unit at the time of his resignation. Mr. Geiger has over 23 years of experience in the oil and gas industry. He has a Master of Business Administration, Finance, from the University of Texas and a Bachelor of Science, Petroleum Engineering, from the University of Texas.

Mr. Geiger’s annual base salary will be $420,000 and his annual bonus target level will be 90% of his base salary.  Contemporaneously with commencing employment, he will receive a grant of 89,037 shares of restricted stock and 89,037 performance cash units.  He will also be reimbursed for certain relocation expenses.

Item 7.01    Regulation FD Disclosure.

On June 14, 2018, the Company issued a press release relating to the matters described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated June 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18, 2018	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated June 14, 2018.